1 Subtitle Copy 4th Quarter Supplemental Information January 21, 2021

2 Subtitle Copy 2 Loan Accommodations As of December 31, 2020 ($ in millions) Balance Loans with % of Portfolio Outstanding(1) Payment with Payment Loan Type at 12/31/2020 Accommodation Accommodation Commercial & Industrial $1,214 $12 1% Acquisition, Development & Construction $1,055 $18 2% Owner Occupied Real Estate $1,645 $24 1% Investment Real Estate $3,641 $146 4% Total Commercial Loans $7,556 $200 3% Mortgage Permanent $1,080 $15 1% Mortgage Construction $176 $0 0% Total Mortgage Loans $1,256 $15 1% Total Consumer Loans $502 $2 0% Total Loans $9,314 $217 2% (1) Amounts exclude PPP Loans

3 Subtitle Copy 3 Specific Industry Summary As of December 31, 2020 ($ in millions) Balance Loans with % of Portfolio Accruing Loans Total Outstanding Active Payment with Payment 30+ Days Non-Performing % of Portfolio PPP Industry Commitments(1) at 12/31/2020 Accommodation Accommodation Past Due Loans Criticized(2) Loans Hotels $429 $416 $132 32% 1.65% 10.38% 10% $10 Restaurants $166 $159 $9 6% 3.98% 3.83% 6% $74 Services(3) $403 $237 $6 3% 0.05% 6.20% 9% $169 CRE Investment- Office $755 $714 $0 0% 0.00% 0.70% 1% $0 CRE Investment- Retail $1,215 $1,165 $19 2% 0.36% 0.13% 0% $0 CRE Investment- Multifamily $578 $473 $2 0% 0.00% 0.07% 0% $4 (1) Amounts exclude PPP loans (2) Criticized includes all performing and non-performing loans risk rated Special Mention, Substandard, and Doubtful (3) Services industry includes, but is not limited to: Landscaping, Computer Services, Day Care, Community Housing and Dry Cleaning

4 Subtitle Copy 4 Paycheck Protection Program ($ in thousands) Forgiven or Current Loan Size # of Loans Orig. Amount Repaid by Client Outstanding Less than or equal to $150,000 3,885 $179,184 $1,766 $177,418 $150,001 - $1,999,999 1,477 $685,568 $26,764 $658,804 Greater than or equal to $2,000,000 83 $270,561 $33,479 $237,082 Total PPP Loans 5,445 $1,135,313 $62,009 $1,073,304 • PPP loans as of January 11, 2021 • 70% of loans over $150,000 have been invited to apply for forgiveness • All forgiveness applications submitted to the SBA have received 100% forgiveness • Online forgiveness for loans under $150,000 expected to roll out mid-February

5 Subtitle Copy 5 Allowance for Credit Losses: Drivers of Change in 2020 • 2020 increase in ACL was primarily impacted by the deterioration of economic projections observed throughout the year, inclusion of the acquired loan portfolio from Revere and the impact of updated qualitative factors. (in millions) $56.1 $165.4 $5.8 $18.6 $17.5 $44.1 $7.2 $12.4 $3.7 ALLL 12/31/19 Day 1 CECL Transition Adjustment Day 1 Revere PCD ACL Day 1 Revere non-PCD ACL Economic Forecast Change in portfolio mix Qualitative adjustments Other ACL 12/31/20

6 Subtitle Copy $170.3 $165.4 $3.1 $4.9 $2.3 ( $18.8 ) $3.6 ACL 9/30/20 Change in individual reserves Change in qualitative factors Change in portfolio mix Change in forecasted business bankruptcies Change in other forecasted variables ACL 12/31/20 6 Allowance for Credit Losses: Drivers of Change in Q4 2020 (in millions) • Decrease in Q4 ACL was mainly driven by the reduction in projected near term business bankruptcies indicated in the most recent economic forecast. This decline was partially offset by further deterioration in projected unemployment rate, additional individual reserves and updated qualitative factors specifically related to industry concentrations.

7 Subtitle Copy 7 CECL Methodology Key Assumptions Macroeconomic Forecast Reasonable and supportable forecast period COVID-19 Qualitative adjustment - Used Moody's December baseline forecast for the local market MSA (released on December 21st). Baseline economic projections specifically related to forecasted near term business bankruptcies improved significantly from the prior quarter's expectation primarily due to the impact of governmental support programs aimed at individuals and small businesses. - Moody's baseline projections estimate an unemployment rate in a range of 6.0%-6.6% during 2021 followed by a steady recovery throughout 2022, with an unemployment rate reaching approximately 4.7% at the end of 2022. - Reasonable and supportable forecast period represents a two year economic outlook. Key macroeconomic variables - Unemployment rate - Business Bankruptcies - Case-Schiller Home Price Index - 2020 year-end calculation did not incorporate any additional qualitative adjustments related to government relief stimulus or payment accomodations on expected losses. CECL – Q4 Methodology Assumptions

8 Subtitle Copy 8 (in $ thousands) Allowance for credit losses Amount % of Loans Outstanding Amount % of Loans Outstanding Amount % of Loans Outstanding Amount % of Loans Outstanding Investor real estate 18,407$ 0.85% 16,396$ 0.76% 55,236$ 1.54% 57,404$ 1.58% Owner-occupied real estate 6,884 0.53% 7,271 0.56% 19,653 1.19% 20,061 1.22% Commercial AD&C 7,590 1.11% 10,166 1.49% 18,791 1.89% 22,156 2.11% Commercial business 11,395 1.42% 15,932 1.99% 57,159 2.57% 46,806 2.06% Total commercial 44,276$ 0.90% 49,765$ 1.01% 150,839$ 1.78% 146,427$ 1.70% Residential mortgage 8,803 0.77% 8,415 0.73% 11,911 1.01% 11,295 1.02% Residential construction 967 0.66% 694 0.47% 1,464 0.84% 1,502 0.82% Consumer 2,086 0.45% 3,005 0.64% 6,100 1.17% 6,143 1.19% Total residential and consumer 11,856$ 0.67% 12,114$ 0.69% 19,475$ 1.04% 18,940$ 1.05% Allowance for credit losses 56,132$ 0.84% 61,879$ 0.92% 170,314$ 1.65% 165,367$ 1.59% September 30, 2020 CECL December 31, 2020 CECL 4Q19 Probable Incurred Losses January 1, 2020 CECL Adoption Allocation of Allowance by Product Type • Adjusting for PPP loans, the allowance for credit losses as a % of total loans outstanding would increase to 1.77% and to 3.87% for the Commercial Business segment.

9 Subtitle Copy 9 CAPITAL POSITION in $ millions 4Q20 3Q20 2Q20 1Q20 4Q19 Total Sandy Spring Bancorp shareholder's equity 1,470.0$ 1,424.7$ 1,390.1$ 1,116.3$ 1,133.0$ Common equity tier 1 capital ratio 10.6% 10.4% 10.2% 10.2% 11.1% Tier 1 capital ratio 10.6% 10.4% 10.2% 10.2% 11.2% Total risk-based capital ratio 13.9% 14.0% 13.8% 14.1% 14.9% Leverage ratio 8.9% 8.7% 8.3% 8.8% 9.7% Tangible common equity to tangible assets 8.5% 8.2% 7.5% 8.4% 9.5% Capital Position • Tangible common equity to tangible assets ratio adjusted for PPP loans would have been 9.2% as of December 31, 2020. • The impact of our election to apply the CECL transition provision to our regulatory capital at December 31, 2020, was an increase in Common Equity Tier 1 capital of $22.5 million and an increase in the CET 1 ratio of 22 bps. • All regulatory ratios continue to be in excess of “well-capitalized” requirements.

10 Subtitle Copy 10 Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: risks, uncertainties and other factors relating to the COVID-19 pandemic, including the length of time that the pandemic continues, the imposition or re-imposition of stay-at-home orders and restrictions on business activities or travel; the effect of the pandemic on the general economy and on the businesses of our borrowers and their ability to make payments on their obligations; the remedial actions and stimulus measures adopted by federal, state and local governments; the inability of employees to work due to illness, quarantine, or government mandates; general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; the possibility that any of the anticipated benefits of acquisitions will not be realized or will not be realized within the expected time period; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2019, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov. Forward Looking Statements